UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2014

Mediacom LLC

Mediacom Capital Corporation

(Exact name of registrants as specified in their charter)

New York New York	333-82124-01 333-82124	06-1433421 06-1513997
(State or other jurisdiction of incorporation or organization)	(Commission File Nos.)	(I.R.S. Employer Identification Nos.)

1 Mediacom Way

Mediacom Park, NY 10918

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (845) 443-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The disclosure set forth in Item 7.01 of this report concerning the unaudited data and other information of Mediacom LLC for the three and twelve months ended December 31, 2013 (including the paragraph stating that the information is preliminary in nature) is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Preliminary Fourth Quarter 2013 Results

Mediacom LLC is providing the following unaudited and other information for the three and twelve months ended December 31, 2013 because such information is being concurrently given to investors and potential investors with respect to a proposed refinancing of certain existing senior secured term loans by its operating subsidiaries.

Mediacom LLC provided its preliminary results for the three and twelve months ended December 31, 2013, and such results are provided below. Investors are advised that Mediacom LLC has not yet completed its financial closing procedures for the year ended December 31, 2013, and the following information is based on its preliminary estimates. In addition, these estimates have not been audited or verified by Mediacom LLC’s independent auditors. Accordingly, such preliminary financial and operating data may change, and any changes may be material. Therefore, investors are cautioned not to place undue reliance on these estimates.

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For the three months ended December 31, 2013, total revenues, adjusted system cash flow (“ASCF”) and adjusted operating cash flow before depreciation and amortization (“Adjusted OIBDA”) were $175.7 million, $76.6 million and $73.4 million, respectively.

•	For the twelve months ended December 31, 2013, total revenues, ASCF and Adjusted OIBDA were $698.9 million, $296.3 million and $283.9 million, respectively.

•	As of December 31, 2013, there was $852.0 million of outstanding senior secured debt and $1,452.0 million of outstanding total indebtedness.

•	As of December 31, 2013, there were 1,027,000 primary service units, comprising 417,000 video customers, 431,000 high-speed data customers and 179,000 phone customers.

ASCF and Adjusted OIBDA are not measures of performance calculated in accordance with generally accepted accounting principles (“GAAP”) in the United States. We define Adjusted OIBDA as operating income before depreciation and amortization plus investment income from affiliate, and ASCF as Adjusted OIBDA before management fees. ASCF and AOIBDA should not be regarded as alternatives to operating income as indicators of operating performance, nor should they be considered in isolation or as substitutes for financial measures prepared in accordance with GAAP.

Reconciliations of ASCF and Adjusted OIBDA to operating income, which we believe is their most directly comparable GAAP financial measure, are in the table below (dollars in millions):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012

ASCF	$76.6	$74.6	$296.3	$289.6
Management fees	(3.2)	(2.9)	(12.4)	(11.9)

Adjusted OIBDA	$73.4	$71.7	$283.9	$277.7
Investment income from affiliate	(4.5)	(4.5)	(18.0)	(18.0)
Depreciation and amortization	(29.0)	(28.6)	(115.3)	(115.3)

Operating income	$39.9	$38.6	$150.6	$144.4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2014

Mediacom LLC

By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2014

Mediacom Capital Corporation

By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer

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